Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________

Termination Letter

October 29, 2002

A-Mark Precious Metals Inc.

(the "Debtor")

and

Brown Brothers Harriman & Co., as Agent for itself as a lender and the lenders and any other entity.that may become a lender under the Amended and Restated Collateral Agency Agreement dated as of November 30, 1999 among A-Mark Precious Metals, Inc., Fortis Capital Corp., RZB Finance LLC, KBC Bank, N.V., And Brown Brothers Harriman & Co. as amended, modified, restated & supplemented from time to time

(the "Lenders")

Ladies and Gentlemen:

This letter will confirm that the undersigned hereby agrees with the Debtor and the Lenders as follows:

All obligations of the Debtor to the undersigned have been paid in full, and the undersigned hereby releases all liens and security interests held by the undersigned in all assets of the Debtor. Upon the request of the Debtor or the Lender, and in any event not later than thirty (30) days from the date hereof, the undersigned shall execute UCC-3 termination statements or other documents reasonably requested by the Debtor or the Lender to release or terminate all liens and security interests of record held by the undersigned on the date hereof in any assets of the Debtor.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
KBC Bank N.V.

By:______________________

By:______________________